ACCRUED EXPENSES (Schedule of Other Account Payable and Accrued Expenses) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Other account payable and accrued expenses:
Employees and payroll accruals	$ 3,332	$ 2,869
Accrued expenses	937	840
Authorities	810	677
Advances from customers	513	483
Warranty provision	235	285
Accrued royalties and rebate sales commissions	1,517	966
Other	49	291
Total other account payable and accrued expenses	$ 7,393	$ 6,411